                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 6, 1995



                                    Michael S. Blum
                                    ---------------
                                    Michael S. Blum

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 6, 1995



                                    Hajime Maeda
                                    ------------
                                    Hajime Maeda

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 5, 1995



                                    Richard J. Almeida
                                    ------------------
                                    Richard J. Almeida

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 5, 1995



                                    Tetsuya Fukabori
                                    ----------------
                                    Tetsuya Fukabori

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 5, 1995



                                    Lawrence G. Hund
                                    ----------------
                                    Lawrence G. Hund

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 1, 1995



                                    Hidehiko Ide
                                    ------------
                                    Hidehiko Ide

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 6, 1995



                                    Minoru Itosaka
                                    --------------
                                    Minoru Itosaka

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 1, 1995



                                    Tomonori Kobayashi
                                    ------------------
                                    Tomonori Kobayashi

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 5, 1995



                                    Michael J. Litwin
                                    -----------------
                                    Michael J. Litwin

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 5, 1995



                                    Dennis P. Lockhart
                                    ------------------
                                    Dennis P. Lockhart

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 5, 1995



                                    Lauralee E. Martin
                                    ------------------
                                    Lauralee E. Martin

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 5, 1995



                                    Kenji Miyamoto
                                    --------------
                                    Kenji Miyamoto

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 1, 1995



                                    Osamu Ogura
                                    -----------
                                    Osamu Ogura

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 6, 1995



                                    Atsushi Takano
                                    --------------
                                    Atsushi Takano

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 5, 1995



                                    Mitchell F. Vernick
                                    -------------------
                                    Mitchell F. Vernick

                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          The undersigned director and/or officer of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints SYLVIA L. BATEMAN and DAVID M. SHERBIN, and each of them (with full power to act alone), his true and lawful attorneys-in-fact and agents in the name and on behalf of the undersigned, to sign the name of the undersigned to a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, to any and all amendments and post-effective amendments thereto and to any and all instruments and documents filed as a part of or in connection with such Registration Statement or amendments thereto, covering the offering of up to $2,500,000,000 aggregate principal amount (or the equivalent thereof, if any of the securities are denominated in a foreign currency or foreign currency unit) of unsecured debt securities, which may be senior securities, subordinated securities, or junior subordinated securities or warrants to purchase the Company's senior, subordinated or junior subordinated securities. The undersigned hereby ratifies and confirms all that such attorneys-in-fact and agents, or either of them, shall do or cause to be done by virtue hereof.

Dated:  September 1, 1995



                                    Kenji Watanabe
                                    --------------
                                    Kenji Watanabe